Supplemental Information
Second Quarter 2025

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Income statement
Net interest income	$29,113	$27,734	$14,670	$14,443	$14,359	$13,967	$13,702
Noninterest income	24,716	23,461	11,793	12,923	10,988	11,378	11,675
Total revenue, net of interest expense	53,829	51,195	26,463	27,366	25,347	25,345	25,377
Provision for credit losses	3,072	2,827	1,592	1,480	1,452	1,542	1,508
Noninterest expense	34,953	33,546	17,183	17,770	16,787	16,479	16,309
Income before income taxes	15,804	14,822	7,688	8,116	7,108	7,324	7,560
Pretax, pre-provision income (1)	18,876	17,649	9,280	9,596	8,560	8,866	9,068
Income tax expense	1,292	1,251	572	720	443	428	663
Net income	14,512	13,571	7,116	7,396	6,665	6,896	6,897
Preferred stock dividends	697	847	291	406	266	516	315
Net income applicable to common shareholders	13,815	12,724	6,825	6,990	6,399	6,380	6,582
Diluted earnings per common share	1.79	1.59	0.89	0.90	0.82	0.81	0.83
Average diluted common shares issued and outstanding	7,711.2	7,996.2	7,651.6	7,770.8	7,843.7	7,902.1	7,960.9
Dividends paid per common share	$0.52	$0.48	$0.26	$0.26	$0.26	$0.26	$0.24

Performance ratios
Return on average assets	0.86%	0.84%	0.83%	0.89%	0.80%	0.83%	0.85%
Return on average common shareholders’ equity	10.17	9.67	9.98	10.36	9.37	9.44	9.98
Return on average shareholders’ equity	9.87	9.32	9.61	10.14	8.98	9.30	9.45
Return on average tangible common shareholders’ equity (2)	13.67	13.15	13.40	13.94	12.63	12.76	13.57
Return on average tangible shareholders’ equity (2)	12.93	12.25	12.58	13.29	11.78	12.20	12.42
Efficiency ratio	64.93	65.53	64.93	64.93	66.23	65.02	64.26

At period end
Book value per share of common stock	$37.13	34.39	$37.13	$36.39	$35.79	$35.37	$34.39
Tangible book value per share of common stock (2)	27.71	25.37	27.71	27.12	26.58	26.25	25.37
Market capitalization	351,904	309,202	351,904	315,482	334,497	305,090	309,202
Number of financial centers - U.S.	3,664	3,786	3,664	3,681	3,700	3,741	3,786
Number of branded ATMs - U.S.	14,904	14,972	14,904	14,866	14,893	14,900	14,972
Headcount	213,388	212,318	213,388	212,732	213,193	213,491	212,318

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income
Interest income	$68,939	$73,139	$34,873	$34,066	$35,977	$37,491	$36,854
Interest expense	39,826	45,405	20,203	19,623	21,618	23,524	23,152
Net interest income	29,113	27,734	14,670	14,443	14,359	13,967	13,702

Noninterest income
Fees and commissions	18,884	17,629	9,469	9,415	9,543	9,119	8,969
Market making and similar activities	6,737	7,186	3,153	3,584	2,503	3,278	3,298
Other income (loss)	(905)	(1,354)	(829)	(76)	(1,058)	(1,019)	(592)
Total noninterest income	24,716	23,461	11,793	12,923	10,988	11,378	11,675
Total revenue, net of interest expense	53,829	51,195	26,463	27,366	25,347	25,345	25,377

Provision for credit losses	3,072	2,827	1,592	1,480	1,452	1,542	1,508

Noninterest expense
Compensation and benefits	21,221	20,021	10,332	10,889	10,245	9,916	9,826
Information processing and communications	3,713	3,563	1,819	1,894	1,884	1,784	1,763
Occupancy and equipment	3,692	3,629	1,836	1,856	1,824	1,836	1,818
Product delivery and transaction related	1,888	1,742	974	914	903	849	891
Professional fees	1,292	1,202	640	652	744	723	654
Marketing	1,069	942	563	506	510	504	487
Other general operating	2,078	2,447	1,019	1,059	677	867	870
Total noninterest expense	34,953	33,546	17,183	17,770	16,787	16,479	16,309
Income before income taxes	15,804	14,822	7,688	8,116	7,108	7,324	7,560
Income tax expense (benefit)	1,292	1,251	572	720	443	428	663
Net income	$14,512	$13,571	$7,116	$7,396	$6,665	$6,896	$6,897
Preferred stock dividends	697	847	291	406	266	516	315
Net income applicable to common shareholders	$13,815	$12,724	$6,825	$6,990	$6,399	$6,380	$6,582

Per common share information
Earnings	$1.81	$1.60	$0.90	$0.91	$0.83	$0.82	$0.83
Diluted earnings	1.79	1.59	0.89	0.90	0.82	0.81	0.83
Average common shares issued and outstanding	7,629.5	7,933.3	7,581.2	7,677.9	7,738.4	7,818.0	7,897.9
Average diluted common shares issued and outstanding	7,711.2	7,996.2	7,651.6	7,770.8	7,843.7	7,902.1	7,960.9

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net income	$14,512	$13,571	$7,116	$7,396	$6,665	$6,896	$6,897
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	51	27	(315)	366	(286)	417	(305)
Net change in debit valuation adjustments	144	(135)	(153)	297	8	—	53
Net change in derivatives	2,509	270	1,196	1,313	(672)	2,830	686
Employee benefit plan adjustments	53	48	26	27	56	27	25
Net change in foreign currency translation adjustments	24	(51)	13	11	(57)	21	(31)
Other comprehensive income (loss)	2,781	159	767	2,014	(951)	3,295	428
Comprehensive income	$17,293	$13,730	$7,883	$9,410	$5,714	$10,191	$7,325

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income
Interest income
Loans and leases	$30,874	$30,578	$15,651	$15,223	$15,690	$15,725	$15,338
Debt securities	13,680	12,462	6,913	6,767	6,712	6,833	6,325
Federal funds sold and securities borrowed or purchased under agreements to resell	7,868	10,334	4,094	3,774	4,381	5,196	5,159
Trading account assets	6,065	4,971	3,057	3,008	2,679	2,726	2,516
Other interest income	10,452	14,794	5,158	5,294	6,515	7,011	7,516
Total interest income	68,939	73,139	34,873	34,066	35,977	37,491	36,854

Interest expense
Deposits	17,313	18,793	8,681	8,632	9,524	10,125	9,655
Short-term borrowings	14,398	17,605	7,435	6,963	7,993	8,940	9,070
Trading account liabilities	1,383	1,086	676	707	567	538	540
Long-term debt	6,732	7,921	3,411	3,321	3,534	3,921	3,887
Total interest expense	39,826	45,405	20,203	19,623	21,618	23,524	23,152
Net interest income	$29,113	$27,734	$14,670	$14,443	$14,359	$13,967	$13,702

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,952	$1,954	$1,036	$916	$1,029	$1,030	$1,023
Other card income	1,212	1,090	610	602	593	588	558
Total card income	3,164	3,044	1,646	1,518	1,622	1,618	1,581
Service charges
Deposit-related fees	2,493	2,294	1,265	1,228	1,216	1,198	1,172
Lending-related fees	683	655	350	333	338	354	335
Total service charges	3,176	2,949	1,615	1,561	1,554	1,552	1,507
Investment and brokerage services
Asset management fees	7,436	6,640	3,698	3,738	3,702	3,533	3,370
Brokerage fees	2,157	1,867	1,082	1,075	1,011	1,013	950
Total investment and brokerage services	9,593	8,507	4,780	4,813	4,713	4,546	4,320
Investment banking fees
Underwriting income	1,576	1,770	806	770	763	742	869
Syndication fees	658	612	289	369	335	274	318
Financial advisory services	717	747	333	384	556	387	374
Total investment banking fees	2,951	3,129	1,428	1,523	1,654	1,403	1,561
Total fees and commissions	18,884	17,629	9,469	9,415	9,543	9,119	8,969
Market making and similar activities	6,737	7,186	3,153	3,584	2,503	3,278	3,298
Other income (loss)	(905)	(1,354)	(829)	(76)	(1,058)	(1,019)	(592)
Total noninterest income	$24,716	$23,461	$11,793	$12,923	$10,988	$11,378	$11,675

(1)Gross interchange fees and merchant income were $6.8 billion and $6.7 billion and are presented net of $4.8 billion and $4.7 billion of expenses for rewards and partner payments as well as certain other card costs for the six months ended June 30, 2025 and 2024. Gross interchange fees and merchant income were $3.5 billion, $3.3 billion, $3.5 billion, $3.4 billion and $3.5 billion and are presented net of $2.4 billion, $2.4 billion, $2.4 billion, $2.4 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the second and first quarters of 2025 and the fourth, third and second quarters of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2025	March 31 2025	June 30 2024
Assets
Cash and due from banks	$26,661	$24,734	$25,849
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	239,350	248,845	294,783
Cash and cash equivalents	266,011	273,579	320,632
Time deposits placed and other short-term investments	9,377	7,282	8,369
Federal funds sold and securities borrowed or purchased under agreements to resell	352,392	328,365	337,752
Trading account assets	356,584	339,614	306,466
Derivative assets	42,711	36,206	35,956
Debt securities:
Carried at fair value	388,930	388,559	301,051
Held-to-maturity, at cost	541,286	550,720	577,366
Total debt securities	930,216	939,279	878,417
Loans and leases	1,147,056	1,110,625	1,056,785
Allowance for loan and lease losses	(13,291)	(13,256)	(13,238)
Loans and leases, net of allowance	1,133,765	1,097,369	1,043,547
Premises and equipment, net	12,254	12,151	11,917
Goodwill	69,021	69,021	69,021
Loans held-for-sale	5,401	6,867	7,043
Customer and other receivables	93,964	80,329	80,978
Other assets	169,446	159,362	157,898
Total assets	$3,441,142	$3,349,424	$3,257,996

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$514,530	$513,905	$503,037
Interest-bearing	1,363,483	1,346,423	1,291,853
Deposits in non-U.S. offices:
Noninterest-bearing	14,440	16,105	14,573
Interest-bearing	119,160	113,131	101,028
Total deposits	2,011,613	1,989,564	1,910,491
Federal funds purchased and securities loaned or sold under agreements to repurchase	399,460	376,070	368,106
Trading account liabilities	107,426	105,470	100,345
Derivative liabilities	41,693	35,365	40,508
Short-term borrowings	47,891	41,470	40,429
Accrued expenses and other liabilities	220,042	201,758	213,751
Long-term debt	313,418	304,146	290,474
Total liabilities	3,141,543	3,053,843	2,964,104
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,891,164, 3,771,164 and 4,013,928 shares	23,495	20,499	26,548
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,436,679,485, 7,560,084,716 and 7,774,753,442 shares	36,428	41,038	51,376
Retained earnings	252,180	247,315	233,597
Accumulated other comprehensive income (loss)	(12,504)	(13,271)	(17,629)
Total shareholders’ equity	299,599	295,581	293,892
Total liabilities and shareholders’ equity	$3,441,142	$3,349,424	$3,257,996

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,668	$6,062	$5,647
Loans and leases	18,617	18,045	19,827
Allowance for loan and lease losses	(917)	(911)	(917)
Loans and leases, net of allowance	17,700	17,134	18,910
All other assets	633	608	281
Total assets of consolidated variable interest entities	$24,001	$23,804	$24,838

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$4,359	$4,289	$3,343
Long-term debt	8,839	8,368	9,137
All other liabilities	23	30	22
Total liabilities of consolidated variable interest entities	$13,221	$12,687	$12,502

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2025	March 31 2025	June 30 2024
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$201,200	$201,177	$198,119
Tier 1 capital	224,684	221,666	224,641
Total capital	259,487	256,466	251,434
Risk-weighted assets	1,749,857	1,711,025	1,661,439
Common equity tier 1 capital ratio	11.5%	11.8%	11.9%
Tier 1 capital ratio	12.8	13.0	13.5
Total capital ratio	14.8	15.0	15.1

Advanced Approaches
Common equity tier 1 capital	$201,200	$201,177	$198,119
Tier 1 capital	224,684	221,666	224,641
Total capital	248,977	245,995	241,423
Risk-weighted assets	1,547,694	1,513,856	1,468,729
Common equity tier 1 capital ratio	13.0%	13.3%	13.5%
Tier 1 capital ratio	14.5	14.6	15.3
Total capital ratio	16.1	16.2	16.4

Leverage-based metrics (1):
Adjusted average assets	$3,353,376	$3,272,037	$3,196,465
Tier 1 leverage ratio	6.7%	6.8%	7.0%

Supplementary leverage exposure	$3,953,221	$3,859,796	$3,756,535
Supplementary leverage ratio	5.7%	5.7%	6.0%

Total ending equity to total ending assets ratio	8.7	8.8	9.0
Common equity ratio	8.0	8.2	8.2
Tangible equity ratio (2)	6.8	6.9	7.0
Tangible common equity ratio (2)	6.1	6.3	6.2

(1)Regulatory capital ratios at June 30, 2025 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation’s binding ratio was the Total capital ratio under the Standardized approach at June 30, 2025 and June 30, 2024, and the Tier 1 capital ratio under the Standardized approach at March 31, 2025.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2025	March 31 2025	June 30 2024
Total common shareholders' equity	$276,104	$275,082	$267,344
CECL transitional amount (1)	—	—	627
Goodwill, net of related deferred tax liabilities	(68,649)	(68,649)	(68,648)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,452)	(8,419)	(8,074)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,410)	(1,425)	(1,467)
Defined benefit pension plan net assets, net-of-tax	(817)	(800)	(787)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,349	1,173	1,511
Accumulated net (gain) loss on certain cash flow hedges (2)	3,094	4,298	7,762
Other	(19)	(83)	(149)
Common equity tier 1 capital	201,200	201,177	198,119
Qualifying preferred stock, net of issuance cost	23,494	20,498	26,547
Other	(10)	(9)	(25)
Tier 1 capital	224,684	221,666	224,641
Tier 2 capital instruments	20,612	20,650	13,583
Qualifying allowance for credit losses (3)	14,499	14,442	13,564
Other	(308)	(292)	(354)
Total capital under the Standardized approach	259,487	256,466	251,434
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(10,510)	(10,471)	(10,011)
Total capital under the Advanced approaches	$248,977	$245,995	$241,423

(1)June 30, 2024 includes 25 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021. As of January 1, 2025, CECL transition provision’s impact is fully phased-in.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)June 30, 2024 includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2025			First Quarter 2025			Second Quarter 2024
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$274,839	$2,843	4.15%	$272,012	$2,810	4.19%	$345,423	$4,498	5.24%
Time deposits placed and other short-term investments	10,405	89	3.43	9,202	92	4.04	10,845	123	4.55
Federal funds sold and securities borrowed or purchased under agreements to resell	353,331	4,094	4.65	322,012	3,774	4.75	318,380	5,159	6.52
Trading account assets	234,282	3,081	5.27	231,437	3,034	5.31	202,295	2,542	5.05
Debt securities	933,065	6,932	2.96	923,747	6,786	2.95	852,427	6,352	2.98
Loans and leases (2)
Residential mortgage	235,130	2,031	3.46	228,638	1,916	3.36	227,567	1,824	3.21
Home equity	26,190	379	5.80	25,849	366	5.74	25,529	405	6.38
Credit card	100,013	2,846	11.41	100,173	2,838	11.49	98,983	2,825	11.48
Direct/Indirect and other consumer	108,955	1,484	5.47	106,847	1,432	5.43	103,689	1,428	5.54
Total consumer	470,288	6,740	5.74	461,507	6,552	5.74	455,768	6,482	5.71
U.S. commercial	427,194	5,709	5.36	411,783	5,427	5.34	386,232	5,267	5.49
Non-U.S. commercial	149,044	2,016	5.42	138,853	2,058	6.01	123,094	2,170	7.09
Commercial real estate	65,847	1,023	6.23	65,751	1,020	6.29	71,345	1,285	7.24
Commercial lease financing	16,080	214	5.33	15,844	215	5.46	15,033	196	5.22
Total commercial	658,165	8,962	5.46	632,231	8,720	5.59	595,704	8,918	6.02
Total loans and leases	1,128,453	15,702	5.58	1,093,738	15,272	5.65	1,051,472	15,400	5.89
Other earning assets	115,831	2,277	7.89	114,695	2,443	8.63	107,093	2,940	11.04
Total earning assets	3,050,206	35,018	4.60	2,966,843	34,211	4.67	2,887,935	37,014	5.15
Cash and due from banks	24,781			23,700			24,208
Other assets, less allowance for loan and lease losses	357,747			360,880			362,845
Total assets	$3,432,734			$3,351,423			$3,274,988
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$968,586	$4,719	1.95%	$966,678	$4,638	1.95%	$941,109	$5,234	2.24%
Time and savings deposits	369,446	3,018	3.28	364,554	3,007	3.34	348,689	3,331	3.84
Total U.S. interest-bearing deposits	1,338,032	7,737	2.32	1,331,232	7,645	2.33	1,289,798	8,565	2.67
Non-U.S. interest-bearing deposits	121,921	944	3.11	116,733	987	3.42	106,496	1,090	4.12
Total interest-bearing deposits	1,459,953	8,681	2.38	1,447,965	8,632	2.42	1,396,294	9,655	2.78
Federal funds purchased and securities loaned or sold under agreements to repurchase	414,655	4,946	4.78	385,091	4,629	4.87	371,372	6,171	6.68
Short-term borrowings and other interest-bearing liabilities	183,008	2,489	5.45	160,226	2,334	5.91	152,742	2,899	7.64
Trading account liabilities	53,805	676	5.04	53,678	707	5.34	53,895	540	4.03
Long-term debt	249,104	3,411	5.49	241,036	3,321	5.56	243,689	3,887	6.40
Total interest-bearing liabilities	2,360,525	20,203	3.43	2,287,996	19,623	3.47	2,217,992	23,152	4.20
Noninterest-bearing sources
Noninterest-bearing deposits	513,808			510,367			513,631
Other liabilities (3)	261,484			257,273			249,962
Shareholders’ equity	296,917			295,787			293,403
Total liabilities and shareholders’ equity	$3,432,734			$3,351,423			$3,274,988
Net interest spread			1.17%			1.20%			0.95%
Impact of noninterest-bearing sources			0.77			0.79			0.98
Net interest income/yield on earning assets (4)		$14,815	1.94%		$14,588	1.99%		$13,862	1.93%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $58.8 billion, $53.7 billion and $46.6 billion of structured notes and liabilities for the second and first quarters of 2025 and the second quarter of 2024, respectively.
(4)Net interest income includes FTE adjustments of $145 million, $145 million and $160 million for the second and first quarters of 2025 and the second quarter of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2025
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$30,730	$22	$(1,538)	$29,214
Agency-collateralized mortgage obligations	18,990	6	(199)	18,797
Commercial	31,342	76	(501)	30,917
Non-agency residential	277	53	(53)	277
Total mortgage-backed securities	81,339	157	(2,291)	79,205
U.S. Treasury and government agencies	262,218	138	(1,198)	261,158
Non-U.S. securities	26,384	58	(20)	26,422
Other taxable securities	3,261	3	(37)	3,227
Tax-exempt securities	8,203	18	(200)	8,021
Total available-for-sale debt securities	381,405	374	(3,746)	378,033
Other debt securities carried at fair value (1)	10,664	311	(78)	10,897
Total debt securities carried at fair value	392,069	685	(3,824)	388,930
Held-to-maturity debt securities
Agency mortgage-backed securities	413,305	—	(78,149)	335,156
U.S. Treasury and government agencies	121,471	—	(14,139)	107,332
Other taxable securities	6,546	2	(857)	5,691
Total held-to-maturity debt securities	541,322	2	(93,145)	448,179
Total debt securities	$933,391	$687	$(96,969)	$837,109

	March 31, 2025
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$31,974	$42	$(1,448)	$30,568
Agency-collateralized mortgage obligations	20,718	13	(198)	20,533
Commercial	30,030	85	(465)	29,650
Non-agency residential	282	52	(52)	282
Total mortgage-backed securities	83,004	192	(2,163)	81,033
U.S. Treasury and government agencies	260,631	213	(999)	259,845
Non-U.S. securities	23,956	26	(18)	23,964
Other taxable securities	3,032	3	(38)	2,997
Tax-exempt securities	8,601	15	(206)	8,410
Total available-for-sale debt securities	379,224	449	(3,424)	376,249
Other debt securities carried at fair value (1)	12,306	114	(110)	12,310
Total debt securities carried at fair value	391,530	563	(3,534)	388,559
Held-to-maturity debt securities
Agency mortgage-backed securities	422,326	—	(79,614)	342,712
U.S. Treasury and government agencies	121,708	—	(15,826)	105,882
Other taxable securities	6,722	2	(910)	5,814
Total held-to-maturity debt securities	550,756	2	(96,350)	454,408
Total debt securities	$942,286	$565	$(99,884)	$842,967

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
FTE basis data (1)
Net interest income	$29,403	$28,052	$14,815	$14,588	$14,513	$14,114	$13,862
Total revenue, net of interest expense	54,119	51,513	26,608	27,511	25,501	25,492	25,537
Net interest yield	1.96%	1.96%	1.94%	1.99%	1.97%	1.92%	1.93%
Efficiency ratio	64.58	65.12	64.58	64.59	65.83	64.64	63.86

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $290 million and $318 million for the six months ended June 30, 2025 and 2024, $145 million and $145 million for the second and first quarters of 2025, and $154 million, $147 million and $160 million for the fourth, third and second quarters of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,815	$8,726	$1,762	$3,081	$1,267	$(21)
Noninterest income
Fees and commissions:
Card income	1,646	1,415	10	207	19	(5)
Service charges	1,615	627	28	864	94	2
Investment and brokerage services	4,780	85	4,033	23	642	(3)
Investment banking fees	1,428	—	65	767	666	(70)
Total fees and commissions	9,469	2,127	4,136	1,861	1,421	(76)
Market making and similar activities	3,153	6	28	68	3,300	(249)
Other income (loss)	(829)	(46)	11	680	(8)	(1,466)
Total noninterest income (loss)	11,793	2,087	4,175	2,609	4,713	(1,791)
Total revenue, net of interest expense	26,608	10,813	5,937	5,690	5,980	(1,812)
Provision for credit losses	1,592	1,282	20	277	22	(9)
Noninterest expense	17,183	5,567	4,593	3,070	3,806	147
Income (loss) before income taxes	7,833	3,964	1,324	2,343	2,152	(1,950)
Income tax expense (benefit)	717	991	331	644	624	(1,873)
Net income (loss)	$7,116	$2,973	$993	$1,699	$1,528	$(77)

Average
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702
Total assets (1)	3,432,734	1,033,776	320,224	703,874	1,023,011	351,849
Total deposits	1,973,761	951,986	276,825	603,410	38,040	103,500
Period end
Total loans and leases	$1,147,056	$320,908	$241,142	$390,691	$187,357	$6,958
Total assets (1)	3,441,142	1,037,407	320,820	739,759	1,017,649	325,507
Total deposits	2,011,613	954,373	275,778	643,529	38,232	99,701

	First Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,588	$8,505	$1,765	$3,151	$1,189	$(22)
Noninterest income
Fees and commissions:
Card income	1,518	1,297	10	202	14	(5)
Service charges	1,561	618	27	826	89	1
Investment and brokerage services	4,813	83	4,089	18	627	(4)
Investment banking fees	1,523	—	69	847	681	(74)
Total fees and commissions	9,415	1,998	4,195	1,893	1,411	(82)
Market making and similar activities	3,584	8	34	66	3,622	(146)
Other income (loss)	(76)	(18)	22	867	362	(1,309)
Total noninterest income (loss)	12,923	1,988	4,251	2,826	5,395	(1,537)
Total revenue, net of interest expense	27,511	10,493	6,016	5,977	6,584	(1,559)
Provision for credit losses	1,480	1,292	14	154	28	(8)
Noninterest expense	17,770	5,826	4,659	3,184	3,811	290
Income (loss) before income taxes	8,261	3,375	1,343	2,639	2,745	(1,841)
Income tax expense (benefit)	865	844	336	726	796	(1,837)
Net income (loss)	$7,396	$2,531	$1,007	$1,913	$1,949	$(4)

Average
Total loans and leases	$1,093,738	$315,038	$232,326	$378,733	$159,625	$8,016
Total assets (1)	3,351,423	1,029,320	330,607	674,322	969,340	347,834
Total deposits	1,958,332	947,550	286,399	575,185	38,809	110,389
Period end
Total loans and leases	$1,110,625	$318,337	$234,304	$384,208	$166,348	$7,428
Total assets (1)	3,349,424	1,054,637	329,816	687,702	959,533	317,736
Total deposits	1,989,564	972,064	285,063	591,619	38,268	102,550

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,862	$8,118	$1,693	$3,275	$770	$6
Noninterest income
Fees and commissions:
Card income	1,581	1,361	9	198	20	(7)
Service charges	1,507	614	24	775	93	1
Investment and brokerage services	4,320	78	3,707	21	516	(2)
Investment banking fees	1,561	—	57	835	719	(50)
Total fees and commissions	8,969	2,053	3,797	1,829	1,348	(58)
Market making and similar activities	3,298	6	38	78	3,218	(42)
Other income (loss)	(592)	29	46	871	123	(1,661)
Total noninterest income (loss)	11,675	2,088	3,881	2,778	4,689	(1,761)
Total revenue, net of interest expense	25,537	10,206	5,574	6,053	5,459	(1,755)
Provision for credit losses	1,508	1,281	7	235	(13)	(2)
Noninterest expense	16,309	5,464	4,199	2,899	3,486	261
Income (loss) before income taxes	7,720	3,461	1,368	2,919	1,986	(2,014)
Income tax expense (benefit)	823	866	342	803	576	(1,764)
Net income (loss)	$6,897	$2,595	$1,026	$2,116	$1,410	$(250)

Average
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598
Total assets (1)	3,274,988	1,029,777	330,958	624,189	908,525	381,539
Total deposits	1,909,925	949,180	287,678	525,357	31,944	115,766
Period end
Total loans and leases	$1,056,785	$312,801	$224,837	$372,421	$138,441	$8,285
Total assets (1)	3,257,996	1,033,960	324,476	620,217	887,162	392,181
Total deposits	1,910,491	952,473	281,283	522,525	33,151	121,059

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$29,403	$17,231	$3,527	$6,232	$2,456	$(43)
Noninterest income
Fees and commissions:
Card income	3,164	2,712	20	409	33	(10)
Service charges	3,176	1,245	55	1,690	183	3
Investment and brokerage services	9,593	168	8,122	41	1,269	(7)
Investment banking fees	2,951	—	134	1,614	1,347	(144)
Total fees and commissions	18,884	4,125	8,331	3,754	2,832	(158)
Market making and similar activities	6,737	14	62	134	6,922	(395)
Other income (loss)	(905)	(64)	33	1,547	354	(2,775)
Total noninterest income (loss)	24,716	4,075	8,426	5,435	10,108	(3,328)
Total revenue, net of interest expense	54,119	21,306	11,953	11,667	12,564	(3,371)
Provision for credit losses	3,072	2,574	34	431	50	(17)
Noninterest expense	34,953	11,393	9,252	6,254	7,617	437
Income (loss) before income taxes	16,094	7,339	2,667	4,982	4,897	(3,791)
Income tax expense (benefit)	1,582	1,835	667	1,370	1,420	(3,710)
Net income (loss)	$14,512	$5,504	$2,000	$3,612	$3,477	$(81)

Average
Total loans and leases	$1,111,191	$317,101	$234,866	$383,324	$168,043	$7,857
Total assets (1)	3,392,303	1,031,560	325,387	689,180	996,323	349,853
Total deposits	1,966,089	949,780	281,586	589,375	38,423	106,925
Period end
Total loans and leases	$1,147,056	$320,908	$241,142	$390,691	$187,357	$6,958
Total assets (1)	3,441,142	1,037,407	320,820	739,759	1,017,649	325,507
Total deposits	2,011,613	954,373	275,778	643,529	38,232	99,701

	Six Months Ended June 30, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$28,052	$16,315	$3,507	$6,735	$1,451	$44
Noninterest income
Fees and commissions:
Card income	3,044	2,633	19	386	37	(31)
Service charges	2,949	1,192	47	1,525	183	2
Investment and brokerage services	8,507	156	7,307	39	1,011	(6)
Investment banking fees	3,129	—	120	1,685	1,427	(103)
Total fees and commissions	17,629	3,981	7,493	3,635	2,658	(138)
Market making and similar activities	7,186	11	72	146	7,048	(91)
Other income (loss)	(1,354)	65	93	1,517	185	(3,214)
Total noninterest income (loss)	23,461	4,057	7,658	5,298	9,891	(3,443)
Total revenue, net of interest expense	51,513	20,372	11,165	12,033	11,342	(3,399)
Provision for credit losses	2,827	2,431	(6)	464	(49)	(13)
Noninterest expense	33,546	10,939	8,463	5,911	6,978	1,255
Income (loss) before income taxes	15,140	7,002	2,708	5,658	4,413	(4,641)
Income tax expense (benefit)	1,569	1,751	677	1,556	1,280	(3,695)
Net income (loss)	$13,571	$5,251	$2,031	$4,102	$3,133	$(946)

Average
Total loans and leases	$1,049,681	$312,646	$220,696	$373,173	$134,431	$8,735
Total assets (1)	3,261,071	1,031,439	336,039	623,631	901,952	368,010
Total deposits	1,908,693	950,823	292,525	525,528	32,265	107,552
Period end
Total loans and leases	$1,056,785	$312,801	$224,837	$372,421	$138,441	$8,285
Total assets (1)	3,257,996	1,033,960	324,476	620,217	887,162	392,181
Total deposits	1,910,491	952,473	281,283	522,525	33,151	121,059

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income	$17,231	$16,315	$8,726	$8,505	$8,485	$8,278	$8,118
Noninterest income:
Card income	2,712	2,633	1,415	1,297	1,397	1,402	1,361
Service charges	1,245	1,192	627	618	622	631	614
All other income	118	232	45	73	142	107	113
Total noninterest income	4,075	4,057	2,087	1,988	2,161	2,140	2,088
Total revenue, net of interest expense	21,306	20,372	10,813	10,493	10,646	10,418	10,206

Provision for credit losses	2,574	2,431	1,282	1,292	1,254	1,302	1,281

Noninterest expense	11,393	10,939	5,567	5,826	5,631	5,534	5,464
Income before income taxes	7,339	7,002	3,964	3,375	3,761	3,582	3,461
Income tax expense	1,835	1,751	991	844	940	895	866
Net income	$5,504	$5,251	$2,973	$2,531	$2,821	$2,687	$2,595

Net interest yield	3.49%	3.30%	3.51%	3.48%	3.42%	3.35%	3.29%
Efficiency ratio	53.48	53.70	51.48	55.53	52.89	53.12	53.54
Return on average allocated capital (1)	25	24	27	23	26	25	24

Balance Sheet
Average
Total loans and leases	$317,101	$312,646	$319,142	$315,038	$316,069	$313,781	$312,254
Total earning assets (2)	994,233	993,931	996,193	992,252	985,990	982,058	992,304
Total assets (2)	1,031,560	1,031,439	1,033,776	1,029,320	1,023,388	1,019,085	1,029,777
Total deposits	949,780	950,823	951,986	947,550	942,302	938,364	949,180
Allocated capital (1)	44,000	43,250	44,000	44,000	43,250	43,250	43,250

Period end
Total loans and leases	$320,908	$312,801	$320,908	$318,337	$318,754	$316,097	$312,801
Total earning assets (2)	999,094	995,348	999,094	1,016,785	995,369	988,856	995,348
Total assets (2)	1,037,407	1,033,960	1,037,407	1,054,637	1,034,370	1,026,293	1,033,960
Total deposits	954,373	952,473	954,373	972,064	952,311	944,358	952,473

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Average deposit balances
Checking	$553,804	$549,059	$556,030	$551,555	$547,060	$542,267	$549,514
Savings	53,031	56,843	53,077	52,985	52,812	54,128	56,285
MMS	239,845	261,540	238,285	241,423	242,257	248,200	257,023
CDs and IRAs	99,498	79,594	100,957	98,023	96,630	90,172	82,566
Other	3,602	3,787	3,637	3,564	3,543	3,597	3,792
Total average deposit balances	$949,780	$950,823	$951,986	$947,550	$942,302	$938,364	$949,180

Deposit spreads (excludes noninterest costs)
Checking	2.85%	2.56%	2.90%	2.81%	2.75%	2.71%	2.62%
Savings	3.17	2.85	3.21	3.13	3.05	2.98	2.90
MMS	3.42	3.24	3.45	3.38	3.32	3.32	3.28
CDs and IRAs	1.53	2.02	1.49	1.57	1.63	1.85	2.00
Other	4.22	5.18	4.18	4.26	4.43	5.07	5.18
Total deposit spreads	2.88	2.73	2.91	2.85	2.81	2.81	2.77

Consumer investment assets (1)	$539,727	$476,116	$539,727	$497,680	$517,835	$496,582	$476,116

Active digital banking users (in thousands) (2)	48,998	47,304	48,998	49,028	48,150	47,830	47,304
Active mobile banking users (in thousands) (3)	40,840	38,988	40,840	40,492	39,958	39,638	38,988
Financial centers	3,664	3,786	3,664	3,681	3,700	3,741	3,786
ATMs	14,904	14,972	14,904	14,866	14,893	14,900	14,972

Total credit card (4)
Loans
Average credit card outstandings	$100,092	$99,399	$100,013	$100,173	$100,938	$99,908	$98,983
Ending credit card outstandings	101,209	99,450	101,209	99,731	103,566	100,842	99,450
Credit quality
Net charge-offs	$1,955	$1,854	$954	$1,001	$963	$928	$955
	3.94%	3.75%	3.82%	4.05%	3.79%	3.70%	3.88%
30+ delinquency	$2,388	$2,415	$2,388	$2,497	$2,638	$2,563	$2,415
	2.36%	2.43%	2.36%	2.50%	2.55%	2.54%	2.43%
90+ delinquency	$1,257	$1,257	$1,257	$1,334	$1,401	$1,306	$1,257
	1.24%	1.26%	1.24%	1.34%	1.35%	1.30%	1.26%
Other total credit card indicators (4)
Gross interest yield	12.09%	12.28%	12.06%	12.12%	12.15%	12.49%	12.32%
Risk-adjusted margin	6.88	6.78	7.07	6.68	7.12	7.22	6.75
New accounts (in thousands)	1,747	1,949	834	913	901	970	951
Purchase volumes	$183,022	$180,307	$94,814	$88,208	$95,962	$92,592	$93,296

Debit card data
Purchase volumes	$289,485	$272,753	$149,288	$140,197	$144,895	$139,352	$140,346

Loan production (5)
Consumer Banking:
First mortgage	$4,909	$4,384	$3,052	$1,857	$3,184	$2,684	$2,696
Home equity	4,075	3,627	2,241	1,834	1,926	1,897	2,027
Total (6):
First mortgage	$11,112	$9,171	$6,604	$4,508	$6,585	$5,348	$5,728
Home equity	4,980	4,284	2,766	2,214	2,311	2,289	2,393

(1)    Includes client brokerage assets, deposit sweep balances, brokered certificates of deposit (CDs), and assets under management (AUM) in Consumer Banking.
(2)    Represents mobile and/or online active users over the past 90 days.
(3)    Represents mobile active users over the past 90 days.
(4)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(5)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(6)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income	$3,527	$3,507	$1,762	$1,765	$1,753	$1,709	$1,693
Noninterest income:
Investment and brokerage services	8,122	7,307	4,033	4,089	4,057	3,874	3,707
All other income	304	351	142	162	192	179	174
Total noninterest income	8,426	7,658	4,175	4,251	4,249	4,053	3,881
Total revenue, net of interest expense	11,953	11,165	5,937	6,016	6,002	5,762	5,574

Provision for credit losses	34	(6)	20	14	3	7	7

Noninterest expense	9,252	8,463	4,593	4,659	4,438	4,340	4,199
Income before income taxes	2,667	2,708	1,324	1,343	1,561	1,415	1,368
Income tax expense	667	677	331	336	390	354	342
Net income	$2,000	$2,031	$993	$1,007	$1,171	$1,061	$1,026

Net interest yield	2.28%	2.19%	2.31%	2.26%	2.21%	2.20%	2.15%
Efficiency ratio	77.40	75.80	77.36	77.44	73.93	75.32	75.34
Return on average allocated capital (1)	21	22	20	21	25	23	22

Balance Sheet
Average
Total loans and leases	$234,866	$220,696	$237,377	$232,326	$228,779	$225,355	$222,776
Total earning assets (2)	311,660	322,471	306,490	316,887	315,071	309,231	317,250
Total assets (2)	325,387	336,039	320,224	330,607	329,164	322,924	330,958
Total deposits	281,586	292,525	276,825	286,399	285,023	279,999	287,678
Allocated capital (1)	19,750	18,500	19,750	19,750	18,500	18,500	18,500

Period end
Total loans and leases	$241,142	$224,837	$241,142	$234,304	$231,981	$227,318	$224,837
Total earning assets (2)	305,793	310,055	305,793	315,663	323,496	314,594	310,055
Total assets (2)	320,820	324,476	320,820	329,816	338,367	328,831	324,476
Total deposits	275,778	281,283	275,778	285,063	292,278	283,432	281,283

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Revenue by Business
Merrill Wealth Management	$9,961	$9,270	$4,942	$5,019	$5,007	$4,789	$4,623
Bank of America Private Bank	1,992	1,895	995	997	995	973	951
Total revenue, net of interest expense	$11,953	$11,165	$5,937	$6,016	$6,002	$5,762	$5,574

Client Balances by Business, at period end
Merrill Wealth Management	$3,695,213	$3,371,418	$3,695,213	$3,486,594	$3,578,513	$3,527,319	$3,371,418
Bank of America Private Bank	700,018	640,467	700,018	670,600	673,593	666,622	640,467
Total client balances	$4,395,231	$4,011,885	$4,395,231	$4,157,194	$4,252,106	$4,193,941	$4,011,885

Client Balances by Type, at period end
Assets under management (1)	$1,986,523	$1,758,875	$1,986,523	$1,855,657	$1,882,211	$1,861,124	$1,758,875
Brokerage and other assets	1,932,182	1,779,881	1,932,182	1,821,203	1,888,334	1,856,806	1,779,881
Deposits	275,778	281,283	275,778	285,063	292,278	283,432	281,283
Loans and leases (2)	243,409	227,657	243,409	236,641	234,208	230,062	227,657
Less: Managed deposits in assets under management	(42,661)	(35,811)	(42,661)	(41,370)	(44,925)	(37,483)	(35,811)
Total client balances	$4,395,231	$4,011,885	$4,395,231	$4,157,194	$4,252,106	$4,193,941	$4,011,885

Assets Under Management Rollforward
Assets under management, beginning balance	$1,882,211	$1,617,740	$1,855,657	$1,882,211	$1,861,124	$1,758,875	$1,730,005
Net client flows	38,271	35,445	14,314	23,957	22,493	21,289	10,790
Market valuation/other	66,041	105,690	116,552	(50,511)	(1,406)	80,960	18,080
Total assets under management, ending balance	$1,986,523	$1,758,875	$1,986,523	$1,855,657	$1,882,211	$1,861,124	$1,758,875

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income	$6,232	$6,735	$3,081	$3,151	$3,270	$3,230	$3,275
Noninterest income:
Service charges	1,690	1,525	864	826	808	802	775
Investment banking fees	1,614	1,685	767	847	985	783	835
All other income	2,131	2,088	978	1,153	1,028	1,019	1,168
Total noninterest income	5,435	5,298	2,609	2,826	2,821	2,604	2,778
Total revenue, net of interest expense	11,667	12,033	5,690	5,977	6,091	5,834	6,053

Provision for credit losses	431	464	277	154	190	229	235

Noninterest expense	6,254	5,911	3,070	3,184	2,951	2,991	2,899
Income before income taxes	4,982	5,658	2,343	2,639	2,950	2,614	2,919
Income tax expense	1,370	1,556	644	726	811	719	803
Net income	$3,612	$4,102	$1,699	$1,913	$2,139	$1,895	$2,116

Net interest yield	2.02%	2.44%	1.94%	2.11%	2.13%	2.22%	2.37%
Efficiency ratio	53.61	49.12	53.97	53.27	48.44	51.27	47.88
Return on average allocated capital (1)	14	17	13	15	17	15	17

Balance Sheet
Average
Total loans and leases	$383,324	$373,173	$387,864	$378,733	$375,345	$371,216	$372,738
Total earning assets (2)	621,625	555,895	636,286	606,802	611,171	578,988	555,834
Total assets (2)	689,180	623,631	703,874	674,322	679,218	647,541	624,189
Total deposits	589,375	525,528	603,410	575,185	581,950	549,629	525,357
Allocated capital (1)	50,750	49,250	50,750	50,750	49,250	49,250	49,250

Period end
Total loans and leases	$390,691	$372,421	$390,691	$384,208	$379,473	$375,159	$372,421
Total earning assets (2)	671,098	550,525	671,098	620,055	603,481	583,742	550,525
Total assets (2)	739,759	620,217	739,759	687,702	670,905	650,936	620,217
Total deposits	643,529	522,525	643,529	591,619	578,159	556,953	522,525

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Investment Banking fees (1)
Advisory (2)	$630	$639	$291	$339	$514	$351	$322
Debt issuance	755	746	346	409	320	332	363
Equity issuance	229	300	130	99	151	100	150
Total Investment Banking fees (3)	$1,614	$1,685	$767	$847	$985	$783	$835

Business Lending
Corporate	$1,901	$2,325	$987	$914	$1,036	$1,102	$1,260
Commercial	2,290	2,527	1,161	1,129	1,254	1,246	1,247
Business Banking	109	117	55	54	57	57	58
Total Business Lending revenue	$4,300	$4,969	$2,203	$2,097	$2,347	$2,405	$2,565

Global Transaction Services
Corporate	$2,558	$2,596	$1,270	$1,288	$1,286	$1,243	$1,261
Commercial	2,050	1,908	1,018	1,032	1,030	968	938
Business Banking	721	723	361	360	382	369	362
Total Global Transaction Services revenue	$5,329	$5,227	$2,649	$2,680	$2,698	$2,580	$2,561

Average deposit balances
Interest-bearing	$438,121	$364,940	$453,768	$422,300	$425,165	$395,459	$367,779
Noninterest-bearing	151,254	160,588	149,642	152,885	156,785	154,170	157,578
Total average deposits	$589,375	$525,528	$603,410	$575,185	$581,950	$549,629	$525,357

Provision for credit losses	$431	$464	$277	$154	$190	$229	$235

Credit quality (4, 5)
Reservable criticized utilized exposure	$24,298	$22,619	$24,298	$24,446	$23,574	$24,934	$22,619
	5.90%	5.75%	5.90%	6.04%	5.90%	6.30%	5.75%

Nonperforming loans, leases and foreclosed properties	$3,114	$2,731	$3,114	$2,987	$2,970	$2,780	$2,731
	0.80%	0.74%	0.80%	0.78%	0.79%	0.75%	0.74%

Average loans and leases by product
U.S. commercial	$238,993	$227,329	$242,431	$235,518	$234,533	$230,051	$228,189
Non-U.S. commercial	79,414	75,256	80,672	78,141	74,632	73,077	74,227
Commercial real estate	48,667	55,333	48,397	48,939	50,452	52,672	54,984
Commercial lease financing	16,250	15,253	16,364	16,135	15,727	15,415	15,336
Other	—	2	—	—	1	1	2
Total average loans and leases	$383,324	$373,173	$387,864	$378,733	$375,345	$371,216	$372,738

Total Corporation Investment Banking fees
Advisory (2)	$717	$747	$333	$384	$556	$387	$374
Debt issuance	1,779	1,765	837	942	765	780	880
Equity issuance	600	720	328	272	364	270	357
Total investment banking fees including self-led deals	3,096	3,232	1,498	1,598	1,685	1,437	1,611
Self-led deals	(145)	(103)	(70)	(75)	(31)	(34)	(50)
Total Investment Banking fees	$2,951	$3,129	$1,428	$1,523	$1,654	$1,403	$1,561

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income	$2,456	$1,451	$1,267	$1,189	$1,026	$898	$770
Noninterest income:
Investment and brokerage services	1,269	1,011	642	627	555	562	516
Investment banking fees	1,347	1,427	666	681	639	589	719
Market making and similar activities	6,922	7,048	3,300	3,622	2,381	3,349	3,218
All other income	570	405	105	465	239	232	236
Total noninterest income	10,108	9,891	4,713	5,395	3,814	4,732	4,689
Total revenue, net of interest expense (1)	12,564	11,342	5,980	6,584	4,840	5,630	5,459

Provision for credit losses	50	(49)	22	28	10	7	(13)

Noninterest expense	7,617	6,978	3,806	3,811	3,505	3,443	3,486
Income before income taxes	4,897	4,413	2,152	2,745	1,325	2,180	1,986
Income tax expense	1,420	1,280	624	796	384	632	576
Net income	$3,477	$3,133	$1,528	$1,949	$941	$1,548	$1,410

Efficiency ratio	60.62	61.52	63.63	57.89	72.39	61.17	63.83
Return on average allocated capital (2)	14%	14%	13%	16%	8%	14%	13%

Balance Sheet
Average
Total trading-related assets	$684,414	$634,794	$700,413	$668,237	$620,903	$645,607	$639,763
Total loans and leases	168,043	134,431	176,368	159,625	152,426	140,806	135,106
Total earning assets	796,875	699,615	825,835	767,592	714,762	728,186	706,383
Total assets	996,323	901,952	1,023,011	969,340	918,660	924,093	908,525
Total deposits	38,423	32,265	38,040	38,809	36,958	34,952	31,944
Allocated capital (2)	49,000	45,500	49,000	49,000	45,500	45,500	45,500

Period end
Total trading-related assets	$670,649	$619,122	$670,649	$660,267	$580,557	$653,798	$619,122
Total loans and leases	187,357	138,441	187,357	166,348	157,450	148,447	138,441
Total earning assets	806,289	701,978	806,289	761,826	687,678	742,221	701,978
Total assets	1,017,649	887,162	1,017,649	959,533	876,605	958,227	887,162
Total deposits	38,232	33,151	38,232	38,268	38,848	35,142	33,151

Trading-related assets (average)
Trading account securities	$345,273	$322,207	$343,971	$346,590	$326,572	$325,236	$321,204
Reverse repurchases	156,405	136,991	169,064	143,605	123,473	150,751	139,901
Securities borrowed	141,872	137,278	146,889	136,800	132,334	133,588	139,705
Derivative assets	40,864	38,318	40,489	41,242	38,524	36,032	38,953
Total trading-related assets	$684,414	$634,794	$700,413	$668,237	$620,903	$645,607	$639,763

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$6,671	$5,973	$3,193	$3,478	$2,464	$2,934	$2,742
Equities	4,319	3,798	2,133	2,186	1,642	1,996	1,937
Total sales and trading revenue	$10,990	$9,771	$5,326	$5,664	$4,106	$4,930	$4,679

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$6,710	$6,044	$3,247	$3,463	$2,482	$2,942	$2,737
Equities	4,312	3,813	2,130	2,182	1,643	1,996	1,943
Total sales and trading revenue, excluding net debit valuation adjustment	$11,022	$9,857	$5,377	$5,645	$4,125	$4,938	$4,680

Sales and trading revenue breakdown
Net interest income	$2,153	$1,124	$1,119	$1,034	$876	$744	$612
Commissions	1,268	1,011	642	626	554	561	517
Trading	6,921	7,047	3,299	3,622	2,381	3,348	3,217
Other	648	589	266	382	295	277	333
Total sales and trading revenue	$10,990	$9,771	$5,326	$5,664	$4,106	$4,930	$4,679

(1)    Includes Global Banking sales and trading revenue of $175 million and $330 million for the six months ended June 30, 2025 and 2024, $212 million and $(37) million for the second and first quarters of 2025, and $182 million, $165 million and $186 million for the fourth, third and second quarters of 2024, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(32) million and $(86) million for the six months ended June 30, 2025 and 2024, $(51) million and $19 million for the second and first quarters of 2025, and $(19) million, $(8) million and $(1) million for the fourth, third and second quarters of 2024, respectively. FICC net DVA gains (losses) were $(39) million and $(71) million for the six months ended June 30, 2025 and 2024, $(54) million and $15 million for the second and first quarters of 2025, and $(18) million, $(8) million and $5 million for the fourth, third and second quarters of 2024, respectively. Equities net DVA gains (losses) were $7 million and $(15) million for the six months ended June 30, 2025 and 2024, $3 million and $4 million for the second and first quarters of 2025, and $(1) million, $0 and $(6) million for the fourth, third and second quarters of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024
Net interest income	$(43)	$44	$(21)	$(22)	$(21)	$(1)	$6
Noninterest income (loss)	(3,328)	(3,443)	(1,791)	(1,537)	(2,057)	(2,151)	(1,761)
Total revenue, net of interest expense	(3,371)	(3,399)	(1,812)	(1,559)	(2,078)	(2,152)	(1,755)

Provision for credit losses	(17)	(13)	(9)	(8)	(5)	(3)	(2)

Noninterest expense	437	1,255	147	290	262	171	261
Loss before income taxes	(3,791)	(4,641)	(1,950)	(1,841)	(2,335)	(2,320)	(2,014)
Income tax expense (benefit)	(3,710)	(3,695)	(1,873)	(1,837)	(1,928)	(2,025)	(1,764)
Net income (loss)	$(81)	$(946)	$(77)	$(4)	$(407)	$(295)	$(250)

Balance Sheet
Average
Total loans and leases	$7,857	$8,735	$7,702	$8,016	$8,390	$8,570	$8,598
Total assets (2)	349,853	368,010	351,849	347,834	367,664	382,528	381,539
Total deposits	106,925	107,552	103,500	110,389	111,717	117,804	115,766

Period end
Total loans and leases	$6,958	$8,285	$6,958	$7,428	$8,177	$8,779	$8,285
Total assets (3)	325,507	392,181	325,507	317,736	341,272	360,006	392,181
Total deposits	99,701	121,059	99,701	102,550	103,871	110,467	121,059

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $977.2 billion and $949.8 for the six months ended June 30, 2025 and 2024, $979.6 billion and $974.7 billion for the second and first quarters of 2025, and $974.2 billion, $944.4 billion and $941.7 billion for the fourth, third and second quarters of 2024, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $1.0 trillion, $978.4 billion, $953.6 billion and $931.1 billion at June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2025	March 31 2025	June 30 2024
Consumer
Residential mortgage	$235,313	$235,246	$227,870
Home equity	26,142	25,666	25,442
Credit card	101,209	99,731	99,450
Direct/Indirect consumer (1)	109,730	106,984	103,834
Other consumer (2)	165	153	117
Total consumer loans excluding loans accounted for under the fair value option	472,559	467,780	456,713
Consumer loans accounted for under the fair value option (3)	214	221	231
Total consumer	472,773	468,001	456,944

Commercial
U.S. commercial	415,423	393,413	369,139
Non-U.S. commercial	148,675	141,327	122,183
Commercial real estate (4)	65,676	65,539	70,284
Commercial lease financing	15,752	15,698	14,874
	645,526	615,977	576,480
U.S. small business commercial	22,108	21,482	20,395
Total commercial loans excluding loans accounted for under the fair value option	667,634	637,459	596,875
Commercial loans accounted for under the fair value option (3)	6,649	5,165	2,966
Total commercial	674,283	642,624	599,841
Total loans and leases	$1,147,056	$1,110,625	$1,056,785

(1)Includes primarily auto and specialty lending loans and leases of $54.8 billion, $54.1 billion and $53.6 billion, U.S. securities-based lending loans of $51.2 billion, $49.3 billion and $46.7 billion and non-U.S. consumer loans of $2.9 billion, $2.8 billion and $2.8 billion at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $58 million, $60 million and $63 million and home equity loans of $156 million, $161 million and $168 million at June 30, 2025, March 31, 2025 and June 30, 2024, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.5 billion, $4.0 billion and $2.0 billion and non-U.S. commercial loans of $4.1 billion, $1.2 billion and $945 million at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.
(4)Includes U.S. commercial real estate loans of $59.7 billion, $59.7 billion and $64.4 billion and non-U.S. commercial real estate loans of $6.0 billion, $5.8 billion and $5.9 billion at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,130	$117,551	$108,006	$—	$3,532	$6,041
Home equity	26,190	22,173	2,698	—	149	1,170
Credit card	100,013	96,543	3,470	—	—	—
Direct/Indirect and other consumer	108,955	55,002	53,950	—	—	3
Total consumer	470,288	291,269	168,124	—	3,681	7,214

Commercial
U.S. commercial	427,194	27,850	60,531	242,431	96,262	120
Non-U.S. commercial	149,044	—	726	80,672	67,012	634
Commercial real estate	65,847	23	7,996	48,397	9,413	18
Commercial lease financing	16,080	—	—	16,364	—	(284)
Total commercial	658,165	27,873	69,253	387,864	172,687	488
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702

	First Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,638	$114,550	$107,239	$—	$657	$6,192
Home equity	25,849	21,872	2,599	—	150	1,228
Credit card	100,173	96,759	3,414	—	—	—
Direct/Indirect and other consumer	106,847	54,689	52,155	—	—	3
Total consumer	461,507	287,870	165,407	—	807	7,423

Commercial
U.S. commercial	411,783	27,148	58,404	235,518	90,550	163
Non-U.S. commercial	138,853	—	708	78,141	59,302	702
Commercial real estate	65,751	20	7,807	48,939	8,966	19
Commercial lease financing	15,844	—	—	16,135	—	(291)
Total commercial	632,231	27,168	66,919	378,733	158,818	593
Total loans and leases	$1,093,738	$315,038	$232,326	$378,733	$159,625	$8,016

	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,567	$115,180	$105,603	$2	$—	$6,782
Home equity	25,529	21,366	2,419	—	156	1,588
Credit card	98,983	95,594	3,389	—	—	—
Direct/Indirect and other consumer	103,689	54,139	49,547	—	—	3
Total consumer	455,768	286,279	160,958	2	156	8,373

Commercial
U.S. commercial	386,232	25,964	53,911	228,189	78,007	161
Non-U.S. commercial	123,094	—	607	74,227	47,910	350
Commercial real estate	71,345	11	7,300	54,984	9,033	17
Commercial lease financing	15,033	—	—	15,336	—	(303)
Total commercial	595,704	25,975	61,818	372,736	134,950	225
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2025	March 31 2025	June 30 2024	June 30 2025	March 31 2025	June 30 2024
Asset managers and funds	$133,225	$116,857	$106,806	$210,455	$190,223	$174,326
Finance companies	87,100	77,795	60,950	119,835	109,820	89,871
Capital goods	55,105	52,912	48,192	104,108	101,909	92,243
Real estate (5)	69,699	68,311	71,734	96,793	95,300	97,266
Healthcare equipment and services	36,898	36,501	34,369	66,644	65,887	62,557
Materials	29,640	28,434	25,662	62,004	61,164	56,069
Consumer services	29,936	29,144	27,525	55,174	52,708	51,504
Retailing	26,763	26,606	25,016	54,041	53,773	53,432
Food, beverage and tobacco	25,149	25,209	24,317	50,436	50,875	49,745
Government and public education	32,747	32,872	31,755	50,402	52,009	47,840
Individuals and trusts	36,754	35,181	34,124	50,167	50,091	46,069
Commercial services and supplies	24,953	25,724	23,282	45,806	45,275	42,292
Utilities	19,280	18,822	17,426	43,748	42,774	39,416
Transportation	24,424	23,426	23,798	35,831	35,836	34,860
Energy	13,771	13,968	12,332	35,790	35,560	37,122
Technology hardware and equipment	10,638	9,758	11,033	31,429	28,358	29,585
Software and services	11,326	11,169	10,901	30,458	25,229	26,734
Global commercial banks	23,509	20,802	21,621	27,339	24,341	24,819
Vehicle dealers	18,618	18,050	18,179	24,496	23,542	23,546
Media	11,343	10,120	12,626	23,854	22,911	24,302
Insurance	11,055	10,820	9,903	23,077	22,050	20,115
Consumer durables and apparel	10,244	9,615	8,803	22,264	21,292	21,201
Pharmaceuticals and biotechnology	7,301	7,704	6,778	22,150	21,911	20,920
Automobiles and components	8,109	8,136	8,044	17,355	17,270	16,192
Telecommunication services	7,049	9,320	9,165	16,312	17,824	17,685
Food and staples retailing	6,645	7,129	7,956	12,488	12,594	12,911
Financial markets infrastructure (clearinghouses)	6,355	3,956	2,953	9,431	6,676	5,156
Religious and social organizations	2,368	2,442	2,563	4,057	4,188	4,367
Total commercial credit exposure by industry	$780,004	$740,783	$697,813	$1,345,944	$1,291,390	$1,222,145

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $61.6 billion, $56.8 billion and $56.8 billion at June 30, 2025, March 31, 2025 and June 30, 2024, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $29.3 billion, $26.5 billion and $27.4 billion, which consists primarily of other marketable securities, at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.
(2)Total utilized and total committed exposure includes loans of $6.6 billion, $5.2 billion and $3.0 billion and issued letters of credit with a notional amount of $53 million, $40 million and $25 million accounted for under the fair value option at June 30, 2025, March 31, 2025 and June 30, 2024, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.2 billion, $2.0 billion and $3.2 billion at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2025	March 31 2025	December 31 2024	September 30 2024	June 30 2024
Residential mortgage	$2,008	$2,036	$2,052	$2,089	$2,097
Home equity	393	410	409	413	422
Direct/Indirect consumer	163	167	186	175	152
Total consumer	2,564	2,613	2,647	2,677	2,671
U.S. commercial	1,277	1,157	1,204	699	700
Non-U.S. commercial	102	111	8	85	90
Commercial real estate	1,964	2,145	2,068	2,124	1,971
Commercial lease financing	35	26	20	18	19
	3,378	3,439	3,300	2,926	2,780
U.S. small business commercial	39	31	28	26	22
Total commercial	3,417	3,470	3,328	2,952	2,802
Total nonperforming loans and leases	5,981	6,083	5,975	5,629	5,473
Foreclosed properties (1)	123	118	145	195	218
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$6,104	$6,201	$6,120	$5,824	$5,691

Fully-insured home loans past due 30 days or more and still accruing	$419	$460	$488	$463	$466
Consumer credit card past due 30 days or more and still accruing	2,388	2,497	2,638	2,563	2,415
Other loans past due 30 days or more and still accruing	3,240	3,531	3,486	3,483	2,770
Total loans past due 30 days or more and still accruing (4, 5)	$6,047	$6,488	$6,612	$6,509	$5,651

Fully-insured home loans past due 90 days or more and still accruing	$196	$234	$229	$215	$211
Consumer credit card past due 90 days or more and still accruing	1,257	1,334	1,401	1,306	1,257
Other loans past due 90 days or more and still accruing	298	299	301	626	332
Total loans past due 90 days or more and still accruing (5)	$1,751	$1,867	$1,931	$2,147	$1,800

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.18%	0.19%	0.19%	0.18%	0.17%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.54	0.56	0.56	0.54	0.54
Nonperforming loans and leases/Total loans and leases (6)	0.52	0.55	0.55	0.53	0.52
Commercial reservable criticized utilized exposure (7)	$27,904	$27,652	$26,495	$27,439	$24,761
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.98%	4.12%	4.01%	4.25%	3.94%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	3.88	4.35	4.16	4.45	4.14

(1)Includes repossessed assets of $35 million for both the second and first quarters of 2025, and $31 million, $22 million and $24 million for the fourth, third and second quarters of 2024, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $481 million, $583 million, $731 million, $785 million and $707 million at June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $27 million, $37 million, $84 million, $166 million and $46 million at June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.9 billion, $5.4 billion, $4.2 billion, $4.2 billion and $3.2 billion at June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,613	$2,647	$2,677	$2,671	$2,697
Additions	264	242	260	232	223
Reductions:
Paydowns and payoffs	(132)	(111)	(132)	(98)	(118)
Sales	(1)	(1)	(2)	(1)	(1)
Returns to performing status (2)	(157)	(154)	(140)	(115)	(121)
Charge-offs (3)	(13)	(5)	(7)	(8)	(7)
Transfers to foreclosed properties	(10)	(5)	(9)	(4)	(2)
Total net additions (reductions) to nonperforming loans and leases	(49)	(34)	(30)	6	(26)
Total nonperforming consumer loans and leases, end of period	2,564	2,613	2,647	2,677	2,671
Foreclosed properties (4)	94	88	89	81	114
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,658	$2,701	$2,736	$2,758	$2,785

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$3,470	$3,328	$2,952	$2,802	$3,186
Additions	1,105	644	1,239	965	704
Reductions:
Paydowns	(484)	(275)	(570)	(374)	(505)
Sales	(107)	—	(15)	(7)	(9)
Returns to performing status (6)	(219)	(9)	(28)	(21)	(129)
Charge-offs	(348)	(218)	(250)	(386)	(357)
Transfers to foreclosed properties	—	—	—	(27)	(88)
Total net additions (reductions) to nonperforming loans and leases	(53)	142	376	150	(384)
Total nonperforming commercial loans and leases, end of period	3,417	3,470	3,328	2,952	2,802
Foreclosed properties (4)	29	30	56	114	104
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,446	$3,500	$3,384	$3,066	$2,906

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 26.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $33 million in consumer loans and $2 million in commercial loans for the second quarter of 2025. Includes $32 million, $29 million, $21 million and $22 million in consumer loans and $3 million, $2 million, $1 million and $2 million in commercial loans for the first quarter of 2025 and fourth, third and second quarters of 2024.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024		Third Quarter 2024		Second Quarter 2024
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$2	—%	$—	—%	$(1)	—%	$(2)	—%	$—	—%
Home equity	(10)	(0.15)	(12)	(0.19)	(9)	(0.14)	(5)	(0.07)	(14)	(0.23)
Credit card	954	3.82	1,001	4.05	963	3.79	928	3.70	955	3.88
Direct/Indirect consumer	47	0.17	70	0.27	67	0.25	56	0.21	51	0.20
Other consumer	66	n/m	60	n/m	87	n/m	67	n/m	67	n/m
Total consumer	1,059	0.90	1,119	0.98	1,107	0.96	1,044	0.91	1,059	0.93
U.S. commercial	129	0.13	70	0.07	100	0.10	135	0.15	87	0.10
Non-U.S. commercial	—	—	7	0.02	19	0.06	60	0.19	(3)	(0.01)
Total commercial and industrial	129	0.09	77	0.06	119	0.09	195	0.16	84	0.07
Commercial real estate	202	1.24	123	0.75	117	0.70	171	0.98	272	1.53
Commercial lease financing	1	0.02	—	—	—	—	—	—	—	—
	332	0.21	200	0.13	236	0.16	366	0.25	356	0.25
U.S. small business commercial	134	2.48	133	2.57	123	2.37	124	2.40	118	2.35
Total commercial	466	0.29	333	0.22	359	0.23	490	0.33	474	0.32
Total net charge-offs	$1,525	0.55	$1,452	0.54	$1,466	0.54	$1,534	0.58	$1,533	0.59

By Business Segment and All Other
Consumer Banking	$1,200	1.51%	$1,262	1.62%	$1,246	1.57%	$1,175	1.49%	$1,188	1.53%
Global Wealth & Investment Management	10	0.02	9	0.02	10	0.02	10	0.02	11	0.02
Global Banking	303	0.32	187	0.20	220	0.23	358	0.39	346	0.38
Global Markets	25	0.06	6	0.01	2	0.01	1	—	2	0.01
All Other	(13)	(0.68)	(12)	(0.62)	(12)	(0.59)	(10)	(0.44)	(14)	(0.66)
Total net charge-offs	$1,525	0.55	$1,452	0.54	$1,466	0.54	$1,534	0.58	$1,533	0.59

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2025		2024
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$2	—%	$3	—%
Home equity	(22)	(0.17)	(27)	(0.21)
Credit card	1,955	3.94	1,854	3.75
Direct/Indirect consumer	117	0.22	116	0.23
Other consumer	126	n/m	141	n/m
Total consumer	2,178	0.94	2,087	0.92
U.S. commercial	199	0.10	153	0.08
Non-U.S. commercial	7	0.01	(12)	(0.02)
Total commercial and industrial	206	0.08	141	0.06
Commercial real estate	325	1.00	576	1.62
Commercial lease financing	1	0.01	1	0.01
	532	0.17	718	0.25
U.S. small business commercial	267	2.52	226	2.28
Total commercial	799	0.25	944	0.32
Total net charge-offs	$2,977	0.54	$3,031	0.58

By Business Segment and All Other
Consumer Banking	$2,462	1.57%	$2,332	1.50%
Global Wealth & Investment Management	19	0.02	28	0.03
Global Banking	490	0.26	696	0.38
Global Markets	31	0.04	2	—
All Other	(25)	(0.65)	(27)	(0.62)
Total net charge-offs	$2,977	0.54	$3,031	0.58

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2025		March 31, 2025		June 30, 2024
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$290	0.12%	$290	0.12%	$283	0.12%
Home equity	56	0.21	50	0.19	64	0.25
Credit card	7,456	7.37	7,434	7.45	7,341	7.38
Direct/Indirect consumer	712	0.65	710	0.66	751	0.72
Other consumer	64	n/m	68	n/m	75	n/m
Total consumer	8,578	1.82	8,552	1.83	8,514	1.86
U.S. commercial (2)	2,816	0.64	2,739	0.66	2,586	0.66
Non-U.S. commercial	773	0.52	720	0.51	822	0.67
Commercial real estate	1,082	1.65	1,204	1.84	1,279	1.82
Commercial lease financing	42	0.27	41	0.27	37	0.25
Total commercial	4,713	0.71	4,704	0.74	4,724	0.79
Allowance for loan and lease losses	13,291	1.17	13,256	1.20	13,238	1.26
Reserve for unfunded lending commitments	1,143		1,110		1,104
Allowance for credit losses	$14,434		$14,366		$14,342

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.17%		1.20%		1.26%
Allowance for loan and lease losses/Total nonperforming loans and leases		222		218		242
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.17		2.25		2.15

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 23.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.3 billion, $1.3 billion and $1.2 billion at June 30, 2025, March 31, 2025 and June 30, 2024, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the six months ended June 30, 2025 and 2024 and the three months ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024 and June 30, 2024. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Six Months Ended June 30		Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024	Third Quarter 2024	Second Quarter 2024
	2025	2024

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$15,804	$14,822	$7,688	$8,116	$7,108	$7,324	$7,560
Provision for credit losses	3,072	2,827	1,592	1,480	1,452	1,542	1,508
Pretax, pre-provision income	$18,876	$17,649	$9,280	$9,596	$8,560	$8,866	$9,068

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$296,355	$292,957	$296,917	$295,787	$295,134	$294,985	$293,403
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,902)	(1,980)	(1,893)	(1,912)	(1,932)	(1,951)	(1,971)
Related deferred tax liabilities	848	871	846	851	859	864	869
Tangible shareholders’ equity	$226,280	$222,827	$226,849	$225,705	$225,040	$224,877	$223,280
Preferred stock	(22,440)	(28,255)	(22,573)	(22,307)	(23,493)	(25,984)	(28,113)
Tangible common shareholders’ equity	$203,840	$194,572	$204,276	$203,398	$201,547	$198,893	$195,167

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$299,599	$293,892	$299,599	$295,581	$295,559	$296,512	$293,892
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,880)	(1,958)	(1,880)	(1,899)	(1,919)	(1,938)	(1,958)
Related deferred tax liabilities	842	864	842	846	851	859	864
Tangible shareholders’ equity	$229,540	$223,777	$229,540	$225,507	$225,470	$226,412	$223,777
Preferred stock	(23,495)	(26,548)	(23,495)	(20,499)	(23,159)	(24,554)	(26,548)
Tangible common shareholders’ equity	$206,045	$197,229	$206,045	$205,008	$202,311	$201,858	$197,229

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,441,142	$3,257,996	$3,441,142	$3,349,424	$3,261,519	$3,324,293	$3,257,996
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,880)	(1,958)	(1,880)	(1,899)	(1,919)	(1,938)	(1,958)
Related deferred tax liabilities	842	864	842	846	851	859	864
Tangible assets	$3,371,083	$3,187,881	$3,371,083	$3,279,350	$3,191,430	$3,254,193	$3,187,881

Book value per share of common stock
Common shareholders’ equity	$276,104	$267,344	$276,104	$275,082	$272,400	$271,958	$267,344
Ending common shares issued and outstanding	7,436.7	7,774.8	7,436.7	7,560.1	7,610.9	7,688.8	7,774.8
Book value per share of common stock	$37.13	$34.39	$37.13	$36.39	$35.79	$35.37	$34.39

Tangible book value per share of common stock
Tangible common shareholders’ equity	$206,045	$197,229	$206,045	$205,008	$202,311	$201,858	$197,229
Ending common shares issued and outstanding	7,436.7	7,774.8	7,436.7	7,560.1	7,610.9	7,688.8	7,774.8
Tangible book value per share of common stock	$27.71	$25.37	$27.71	$27.12	$26.58	$26.25	$25.37

Current-period information is preliminary and based on company data available at the time of the presentation.	31